--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 1998

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
                            (State of Organization)

                          333-3890-01                                                      56-1869557

                   (Commission File Number)                                     (IRS Employer Identification No.)

                3100 SMOKETREE COURT, SUITE 600                                               27604
                    RALEIGH, NORTH CAROLINA
                                                                                           (Zip Code)

           (Address of principal executive offices)

                                 (919) 872-4924

              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

     The purpose of this filing is to report certain pro forma financial information of Highwoods/Forsyth Limited Partnership (the "Operating Partnership") as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996 and to set forth certain exhibits in connection with (i) an agreement of Highwoods Properties, Inc. (the "Company") dated January 22, 1998 to sell 2,000,000 shares of common stock (2,300,000 shares of common stock if the over-allotment option is exercised in full) in an underwritten public offering for net proceeds of approximately $68.2 million (approximately $78.5 million if the over-allotment option is exercised in full)
and (ii) an offering by the Operating Partnership of $100 million of    %
MandatOry Par Put Remarketed SecuritiesSM ("MOPPRSSM") due January   , 2013 and
$100 million of    % Notes due January   ,      .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Following is a list of the financial statements, pro forma financial information and exhibits filed as a part of this report:

     (b) Pro Forma Financial Information

         Pro Forma Condensed Combining Financial Statements

         Pro Forma Condensed Combining Balance Sheet (unaudited) as of September 30, 1997

         Pro Forma Condensed Combining Statement of Operations (unaudited) for the nine months ended September 30, 1997

         Pro Forma Condensed Combining Statements of Operations (unaudited) for the year ended December 31, 1996

         Notes to Pro Forma Condensed Combining Financial Statements

     (c) The following exhibits are filed as part of this report:

          8  Opinion of Alston & Bird LLP regarding certain federal tax matters

         12  Statement of computation of ratios

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                                         By: HIGHWOODS PROPERTIES, INC., ITS
                                             GENERAL PARTNER

                                           /S/ _________CARMAN J. LIUZZO________
                                                      CARMAN J. LIUZZO
                                             VICE PRESIDENT AND CHIEF FINANCIAL
                                                          OFFICER

Date: January 22, 1998

                       INDEX TO THE FINANCIAL STATEMENTS

HIGHWOODS/FORSYTH LIMITED PARTNERSHIP UNAUDITED PRO FORMA FINANCIAL INFORMATION
Pro Forma Condensed Combining Balance Sheet (unaudited) as of September 30, 1997.......................................    F-2
Notes to Pro Forma Condensed Combining Balance Sheet...................................................................    F-3
Pro Forma Condensed Combining Statement of Operations (unaudited) for the nine months ended September 30, 1997.........    F-5
Notes to Pro Forma Condensed Combining Statement of Operations.........................................................    F-6
Pro Forma Condensed Combining Statement of Operations (unaudited) for the year ended December 31, 1996.................    F-8
Notes to Pro Forma Condensed Combining Statement of Operations.........................................................    F-9

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
            PRO FORMA CONDENSED COMBINING BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                            USE OF
                                                                        PREFERRED STOCK       COMMON STOCK       ACQUIRED
                                      HISTORICAL (A)  ACP, INC. (B)  OFFERING PROCEEDS (C)    OFFERING (D)    PROPERTIES (E)
                                      --------------  -------------  ---------------------  ----------------  --------------
ASSETS
Real estate assets, net..............   $1,717,404      $ 617,000          $      --           $       --        $106,936
Cash and cash equivalents............      183,189        (25,465)          (166,916)               9,192              --
Accounts and notes receivables.......       16,379             --                 --                   --              --
Accrued straight line rent
  receivable.........................       10,024             --                 --                   --              --
Other assets.........................       37,893             --                 --                   --              --
                                      --------------  -------------  ---------------------  ----------------  --------------
                                        $1,964,889      $ 591,535          $(166,916)          $    9,192        $106,936
                                      --------------  -------------  ---------------------  ----------------  --------------
                                      --------------  -------------  ---------------------  ----------------  --------------
LIABILITIES AND PARTNERS' EQUITY
Mortgages and notes payable..........   $  649,188      $ 481,171          $(166,916)          $ (273,050)       $105,184
Accounts payable, accrued expenses
  and other..........................       40,368         10,500                 --                   --           1,752
                                      --------------  -------------  ---------------------  ----------------  --------------
      Total liabilities..............      689,556        491,671           (166,916)            (273,050)        106,936
Redeemable operating units:
  Class A............................      239,913         96,041                 --                   --              --
  Class B............................        6,615             --                 --                   --              --
Partners' capital:
  Series A preferred units...........      121,809             --                 --                   --              --
  Series B preferred units...........      167,066             --                 --                   --              --
  Class A units:
    General partner..................        8,341             38                 --                2,822              --
    Limited partner..................      731,589          3,785                 --              279,420              --
                                      --------------  -------------  ---------------------  ----------------  --------------
Total partners' equity...............    1,275,333         99,864                 --              282,242              --
                                      --------------  -------------  ---------------------  ----------------  --------------
                                        $1,964,889      $ 591,535          $(166,916)          $    9,192        $106,936
                                      --------------  -------------  ---------------------  ----------------  --------------
                                      --------------  -------------  ---------------------  ----------------  --------------

                                                          MOPPRS
                                                           AND
                                       OTHER ACQUIRED      DEBT         1998 COMMON
                                       PROPERTIES (F)  OFFERING (G)  STOCK OFFERING (H)  PRO FORMA
                                       --------------  ------------  ------------------  ----------
ASSETS
Real estate assets, net..............     $155,801        $   --          $     --       $2,597,141
Cash and cash equivalents............           --            --            37,442          37,442
Accounts and notes receivables.......           --            --                --          16,379
Accrued straight line rent
  receivable.........................           --            --                --          10,024
Other assets.........................           --         1,600                --          39,493
                                       --------------  ------------       --------       ----------
                                          $155,801        $1,600          $ 37,442       $2,700,479
                                       --------------  ------------       --------       ----------
                                       --------------  ------------       --------       ----------
LIABILITIES AND PARTNERS' EQUITY
Mortgages and notes payable..........     $145,191        $1,600          $(30,807)      $ 911,561
Accounts payable, accrued expenses
  and other..........................          640            --                --          53,260
                                       --------------  ------------       --------       ----------
      Total liabilities..............      145,831         1,600           (30,807)        964,821
Redeemable operating units:
  Class A............................        9,970            --                --         345,924
  Class B............................           --            --                --           6,615
Partners' capital:
  Series A preferred units...........           --            --                --         121,809
  Series B preferred units...........           --            --                --         167,066
  Class A units:
    General partner..................           --            --               682          11,883
    Limited partner..................           --            --            67,567       1,082,361
                                       --------------  ------------       --------       ----------
Total partners' equity...............        9,970            --            68,249       1,735,658
                                       --------------  ------------       --------       ----------
                                          $155,801        $1,600          $ 37,442       $2,700,479
                                       --------------  ------------       --------       ----------
                                       --------------  ------------       --------       ----------

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

        NOTES TO PRO FORMA CONDENSED COMBINING BALANCE SHEET (UNAUDITED)

                               SEPTEMBER 30, 1997

1. BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed combining balance sheet is presented as if the following transactions had been consummated on September 30, 1997: (a) the completion of the Operating Partnership's business combination with Associated Capital Properties, Inc. (together with its affiliates, "ACP") and the acquisition of an affiliated property portfolio (collectively, the "ACP Portfolio") (the "Merger"), (b) the completion of the acquisition of the seven properties that ACP had under contract to purchase (the "1997 Pending Acquisitions"), (c) the issuance of 8.5 million common partnership interests ("Common Units") to Highwoods Properties, Inc. (the "Company") in exchange for net proceeds of approximately $282.2 million received upon the sale by the Company of 8.5 million shares of the Company's common stock, $.01 par value (the "Common Stock"), at a price of $35 per share (the "Common Stock Offering"), (d) the completion of the Operating Partnership's business combination with Riparius Development Corporation and the acquisition of seven properties in Winston-Salem, NC and one property in Nashville, TN (collectively, the "Acquired Properties"), (e) the completion of the pending acquisition of the Garcia portfolio in Tampa, FL consisting of fourteen properties, six service center properties and 66 acres of development land and the completion of four other acquisitions of seven properties (collectively, the "Other Acquired Properties"), (f) the issuance of $100 million of Mandatory Par Put Remarketed Securities ("MOPPRSSM") due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008, at an assumed interest rate of 6.92% (the "MOPPRS and Debt Offering") and (g) the issuance of 2.0 million Common Units to Highwoods Properties, Inc. in exchange for net proceeds of $68.2 million received upon the sale by the Company of 2.0 million shares of the Company's Common Stock at a price of $36 per share (the "1998 Common Stock Offering").

     The acquisitions have been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values, which may be subject to further refinement, including appraisals and other analyses.

     This unaudited pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Operating Partnership for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the consolidated financial statements and related notes of the Operating Partnership included in its Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited financial statements and related notes of the Operating Partnership included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and the financial statements and related notes of Associated Capital Properties Portfolio and 1997 Pending Acquisitions included in the Operating Partnership's Current Report on Form 8-K dated October 1, 1997 (as filed with the Securities and Exchange Commission on October 16, 1997).

     The pro forma condensed combining balance sheet is unaudited and not necessarily indicative of what the actual financial position would have been had the aforementioned transactions actually occurred on September 30, 1997, nor does it purport to represent the future financial position of the Operating Partnership.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

     (a.) Represents the Operating Partnership's historical balance sheet contained in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

     (b.) Reflects the allocation of the $617 million purchase price to the fair value of the net assets acquired in the Merger and the 1997 Pending Acquisitions (collectively, the "ACP Transaction"). The purchase price consisted of the issuance of 2,955,238 Common Units (valued at $32.50 per Common Unit), the assumption of $481 million of mortgage debt, the issuance of 117,617 shares of Common Stock (valued at $32.50 per share), a cash payment of approximately $24 million and an $11 million capital expenditure reserve.

     (c.) Reflects the use of the net proceeds from the issuance of 6.9 million
          Series B Preferred Units to the Company in exchange for net proceeds of approximately $166.9 million received upon the sale by the Company of 6.9 million 8% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares") to pay off $166.9 million of debt assumed in the ACP Transaction.

     (d.) Reflects the issuance of 8.5 million Common Units to the Company in exchange for net proceeds of approximately $282.2 million received upon the sale by the Company of 8.5 million shares of Common Stock in the Common Stock Offering at an offering price of $35 per share and the use of the net proceeds to pay off $273.1 million of debt

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE
SHEET -- continued
       assumed in the ACP Transaction. Underwriting discounts and other offering costs equaled approximately $15.3 million.

     (e.) Reflects the allocation of the $106.9 million purchase price to the fair value of the net assets acquired in the Acquired Properties. The purchase price consisted of a draw on the Operating Partnership's $430 million unsecured revolving lines of credit (the "Lines of Credit") of $105.2 million and a capital expenditure reserve of $1.7 million.

     (f.) Reflects the allocation of the $155.8 million purchase price to the fair value of the net assets acquired in the Other Acquired Properties. The purchase price consisted of the issuance of 299,810 Class A Units (215,863 of which were valued at $32.50 per Class A Unit and 83,947 of which were valued at $35.20), the assumption of $31.0 million of mortgage debt, a draw on the Lines of Credit of $114.2 million and a capital expenditure reserve of $.6 million.

     (g.) Reflects the issuance of $100 million of MOPPRS due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008, at an assumed interest rate of 6.92% and the use of the net proceeds to pay off approximately $201.4 million of debt drawn on the Lines of Credit. In determining net proceeds from the MOPPRS and Debt Offering, the amount paid to the Operating Partnership by the remarketing dealer for the right to remarket the securities was assumed to equal $3.0 million and the underwriting discounts and other offering costs to be paid by the Operating Partnership have been assumed to equal $1.6 million.

     (h.) Reflects the issuance of 2.0 million Common Units to the Company in exchange for net proceeds of approximately $68.2 million received upon the sale by the Company of 2.0 million shares of Common Stock in the 1998 Common Stock Offering at an offering price of $36 per share and the use of $30.8 million of the net proceeds to pay off debt drawn on the Lines of Credit. Underwriting discounts and other offering costs have been assumed to equal $3.8 million.

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

       PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                                                                     USE OF
                                                                                                    PREFERRED
                               CENTURY CENTER                                          1997           STOCK      COMMON
                                AND ANDERSON         OTHER            ACP            PENDING        OFFERING     STOCK
             HISTORICAL (A)   TRANSACTIONS (B)   OFFERINGS (C)   PORTFOLIO (D)   ACQUISITIONS (E)   PROCEEDS    OFFERING
             --------------   ----------------   -------------   -------------   ----------------   ---------   --------
REVENUE:
Rental
 property...    $177,246          $  1,047          $    --         $52,411          $ 10,560       $     --    $     --
Other
  Income....       4,705                --               --           1,880               123             --          --
             --------------        -------       -------------   -------------        -------       ---------   --------
                 181,951             1,047               --          54,291            10,683             --          --
OPERATING
  EXPENSES:
Rental
 property...      48,995               317               --          23,956             4,396             --          --
Depreciation
  and
  amortization..      30,915           715               --           9,019                --             --          --
INTEREST
  EXPENSE:
Contractual...      33,082           1,358           (1,077)         25,746                --         (8,604 )(f)  (14,075)(h)
Amortization
  of
  deferred
  financing
  costs.....       1,689                --               --              --                --             --          --
             --------------        -------       -------------   -------------        -------       ---------   --------
                  34,771             1,358           (1,077)         25,746                --         (8,604 )   (14,075)
General and
  adminis-
  trative...       6,694                --               --              --                --             --          --
             --------------        -------       -------------   -------------        -------       ---------   --------
Income
  before
  extraordinary
  item and
  dividends
  on
  preferred
  units.....      60,576            (1,343)           1,077          (4,430)            6,287          8,604      14,075
  Dividends
    on
   preferred
    units...      (6,972)               --           (1,289)             --                --        (10,175 )(g)       --
             --------------        -------       -------------   -------------        -------       ---------   --------
Net income
  before
  extraordinary
  item......    $ 53,604          $ (1,343)         $  (212)        $(4,430)         $  6,287       $ (1,571 )  $ 14,075
             --------------        -------       -------------   -------------        -------       ---------   --------
             --------------        -------       -------------   -------------        -------       ---------   --------
Income per
  Class A
  unit......    $   1.28
             --------------
             --------------
Weighted
  average
  Class A
  units.....      42,025
             --------------
             --------------


                                               MOPPRS    1998
                                                AND     COMMON
                ACQUIRED      OTHER ACQUIRED    DEBT     STOCK     PRO FORMA
              PROPERTIES(I)   PROPERTIES(J)    OFFERING OFFERING  ADJUSTMENTS   PRO FORMA
              -------------   --------------   ------   -------   -----------   ---------
REVENUE:
Rental
 property...     $ 9,332         $ 13,255      $  --    $   --     $      --    $263,851
Other
  Income....          --               --         --        --            --       6,708
              -------------   --------------   ------   -------   -----------   ---------
                   9,332           13,255         --        --                   270,559
OPERATING
  EXPENSES:
Rental
 property...       1,727            6,474         --        --           188(n)   86,053
Depreciation
  and
  amortizati          --               --         --        --         3,369(o)   44,018
INTEREST
  EXPENSE:
Contractual.          --               --       (685    ) (1,588      13,245(p)   47,402
Amortization
  of
  deferred
  financing
  costs.....          --               --        178 (l)     --           --       1,867
              -------------   --------------   ------   -------   -----------   ---------
                      --               --       (507 )  (1,588 )      13,245      49,269
General and
  adminis-
  trative...          --               --         --        --            --       6,694
              -------------   --------------   ------   -------   -----------   ---------
Income
  before
  extraordin
  item and
  dividends
  on
  preferred
  units.....       7,605            6,781        507     1,588       (16,802)     84,525
  Dividends
    on
   preferred
    units...          --               --         --        --            --     (18,436 )
              -------------   --------------   ------   -------   -----------   ---------
Net income
  before
  extraordin
  item......     $ 7,605         $  6,781      $ 507    $1,588     $ (16,802)   $ 66,089
              -------------   --------------   ------   -------   -----------   ---------
              -------------   --------------   ------   -------   -----------   ---------
Income per
  Class A
  unit......                                                                    $   1.12
                                                                                ---------
                                                                                ---------
Weighted
  average
  Class A
  units.....                                                                      59,117
                                                                                ---------
                                                                                ---------

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

   NOTES TO PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

1. BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed combining statement of operations is presented as if the following transactions had been consummated on January 1, 1996: (a) the completion of the business combination with Anderson Properties, Inc. ("Anderson Properties") and the purchase of a portfolio of properties from affiliates of Anderson Properties (the "Anderson Transaction") and the purchase of Century Center Office Park and an affiliated property portfolio (the "Century Center Transaction"), (b) the completion of the issuance of 125,000 Series A Preferred Units issued to the Company in exchange for net proceeds of approximately $121.9 million received by the Company upon the sale of 125,000 8 5/8% Series A Cumulative Redeemable Preferred Shares (the "Series A Preferred Shares") and of $100,000,000 of Exercisable Put Option Notes (collectively the "Other Offerings"), (c) the completion of the Merger (d) the completion of the 1997 Pending Acquisitions, (e) the issuance of 6.9 million Series B Preferred Units to the Company in exchange for net proceeds of approximately $166.9 million received upon the sale by the Company of 6.9 million Series B Preferred Shares at a price of $25 per share (the "Preferred Stock Offering"), (f) the completion of the Common Stock Offering, (g) the completion of the Acquired Properties, (h) the completion of the Other Acquired Properties, (i) the completion of the MOPPRS and Debt Offering and (j) the completion of the 1998 Common Stock Offering.

     This unaudited pro forma condensed combining statement of operations should be read in conjunction with the pro forma condensed combining balance sheet of the Operating Partnership as of September 30, 1997, the consolidated financial statements and related notes of the Operating Partnership included in its Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited financial statements and related notes of the Operating Partnership included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and the financial statements and related notes of Associated Capital Properties Portfolio and 1997 Pending Acquisitions included in the Operating Partnership's Current Report on Form 8-K dated October 1, 1997 (as filed with the Securities and Exchange Commission on October 16,
1997).

     The pro forma condensed combining statement of operations is unaudited and is not necessarily indicative of what the Operating Partnership's actual results would have been had the aforementioned transactions actually occurred on January 1, 1996 nor does it purport to represent the future operating results of the Operating Partnership.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

     (a.) Represents the Operating Partnership's historical statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.

     (b.) Reflects the historical statement of operations of Century Center
          Office Park and an affiliated portfolio ("Century Center") and the properties acquired in the Anderson Transaction for the period from January 1, 1997 through the respective dates of their acquisition, adjusted on a pro forma basis for interest expense and depreciation expense.

     (c.) Reflects the estimated interest expense savings on $127.5 million of the Lines of Credit and $63.1 million of other loans repaid with the proceeds of the Other Offerings and the dividends incurred on the Operating Partnership's Series A Preferred Units from January 1, 1997 through the date of the offering of the Series A Preferred Units.

     (d.) Represents the historical revenues and operating expenses of the ACP
          Portfolio for the nine months ended September 30, 1997 and the historical operations of properties acquired by ACP during 1997 from January 1, 1997 to the respective dates of their acquisition adjusted on a pro forma basis for incremental revenue related to owner-occupied buildings, interest expense and depreciation expense related to the ACP Portfolio and the 1997 Pending Acquisitions.

     (e.) Reflects the historical revenues and operating expenses of the 1997
          Pending Acquisitions for the nine months ended September 30, 1997.

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

         NOTES TO PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                            (UNAUDITED) -- CONTINUED

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS -- continued
      (f.) Represents the estimated interest expense savings on $166.9 million of the Lines of Credit repaid with the proceeds of the Preferred Stock Offering.

      (g.) Represents the 8% dividend on the Series B Preferred Units issued to the Company in exchange for the net proceeds of the Preferred Stock Offering.

      (h.) Represents the estimated interest expense savings on $273.1 million of the Lines of Credit repaid with the net proceeds of the Common Stock Offering.

      (i.) Reflects the historical revenues and operating expenses of Acquired
           Properties for the nine months ended September 30, 1997.

      (j.) Reflects the historical revenues and operating expenses of Other
           Acquired Properties for the nine months ended September 30, 1997.

      (k.) Represents the estimated interest expense on $100 million of MOPPRS due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008 (at an assumed rate of 6.92%) offset by the interest expense savings on the $201.4 million of the Lines of Credit repaid with the proceeds of the MOPPRS and Debt Offering.

      (l.) Represents the amortization of the deferred financing costs associated with the MOPPRS and Debt Offering, straight-line over the terms of the securities offset by the amortization of the $3.0 million MOPPRS premium paid by the remarketing dealer, using the effective interest method over the term of the securities.

     (m.) Represents the estimated interest expense savings on $30.8 million of the Lines of Credit repaid with a portion of the net proceeds of the 1998 Common Stock Offering.

      (n.) Represents the incremental operating expenses to be incurred by the Operating Partnership upon completion of the Acquired Properties and the Other Acquired Properties.

      (o.) Represents the net adjustment to depreciation expense for Acquired
           Properties and the Other Acquired Properties based upon an assumed allocation of the purchase price to land, buildings and development in process. Building depreciation is computed on a straight-line basis using an estimated life of 40 years.

      (p.) Represents the net adjustment to interest expense to reflect interest costs on $219.4 million in borrowings under the Lines of Credit at an assumed rate of 6.87% (the capped interest rate based on a 30-day LIBOR rate of 5.87% plus 100 basis points) and $31.0 million in assumed debt at a weighted average interest rate of 8.33%.

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
       PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                          CROCKER
                                        TRANSACTION                           CENTURY CENTER
                                            AND       EAKIN &       1996       AND ANDERSON       OTHER          ACP
                        HISTORICAL(A)    MERGER(B)    SMITH(C)  OFFERINGS(D)  TRANSACTIONS(E)  OFFERINGS(F)  PORTFOLIO(G)
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
REVENUE:
Rental property........   $ 125,987       $47,892      $3,000      $   --         $27,128        $     --      $ 63,118
Other Income...........       6,315        (1,424)        512          --              --              --         1,615
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
                            132,302        46,468       3,512          --          27,128              --        64,733
OPERATING EXPENSES:
Rental property........      33,657        15,709         957          --          18,218              --        32,195
Depreciation and
 amortization..........      21,105         9,048         453          --           5,722              --        12,025
INTEREST EXPENSE:
Contractual............      23,360        13,048       1,207      (4,504)         10,861          (7,421)       34,328
Amortization of
 deferred financing
 costs.................       1,870           374          --       1,059              --              --            --
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
                             25,230        13,422       1,207      (3,445)         10,861          (7,421)       34,328
General and
 administrative........       5,636           271         200          --              --              --            --
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
Income before
 extraordinary items
 and dividends on
 preferred units.......      46,674         8,018         695       3,445          (7,673)          7,421       (13,815)
Dividends on preferred
 units.................          --            --          --          --              --         (10,781)           --
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
Net Income before
 extraordinary items...   $  46,674       $ 8,018      $  695      $3,445         $(7,673)       $ (3,360)     $(13,815)
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
                        -------------  -------------  --------  ------------  ---------------  ------------  ------------
Income per Class A
 unit..................   $    1.56
                        -------------
                        -------------
Weighed average Class A
 units.................      29,852
                        -------------
                        -------------

                                              USE OF                                               MOPPRS    1998
                              1997        PREFERRED STOCK   COMMON                      OTHER        AND    COMMON
                             PENDING         OFFERING       STOCK      ACQUIRED       ACQUIRED      DEBT     STOCK      PRO FORMA
                         ACQUISITIONS(H)     PROCEEDS      OFFERING  PROPERTIES(L)  PROPERTIES(M)  OFFERING OFFERING   ADJUSTMENTS
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
REVENUE:
Rental property........      $13,689         $      --     $    --      $12,925        $13,996     $   --   $   --      $      --
Other Income...........          300                --          --           --             --         --       --             --
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
                              13,989                --          --       12,925         13,996         --       --             --
OPERATING EXPENSES:
Rental property........        6,388                --          --        2,755          7,989         --       --            250(q)
Depreciation and
 amortization..........           --                --          --           --             --         --       --          4,492(r)
INTEREST EXPENSE:
Contractual............           --           (11,472)(i) (18,767       )         --         --     (914  (n) (2,117 )(p)     17,66
0(s)
Amortization of
 deferred financing
 costs.................           --                --          --           --             --        238 (o)     --           --
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
                                  --           (11,472)    (18,767 )         --             --       (676 ) (2,117 )       17,660
General and
 administrative........           --                --          --           --             --         --       --             --
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
Income before
 extraordinary items
 and dividends on
 preferred units.......        7,601            11,472      18,767       10,170          6,007        676    2,117        (22,402)
Dividends on preferred
 units.................           --        -- (13,800)(j)      --           --             --         --       --             --
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
Net Income before
 extraordinary items...      $ 7,601         $  (2,328)    $18,767      $10,170        $ 6,007     $  676   $2,117      $ (22,402)
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
                         ---------------  ---------------  --------  -------------  -------------  -------  -------    -----------
Income per Class A
 unit..................

Weighed average Class A
 units.................


                           PRO
                          FORMA
                         --------
REVENUE:
Rental property........  $307,735
Other Income...........     7,318
                         --------
                          315,053
OPERATING EXPENSES:
Rental property........   118,118
Depreciation and
 amortization..........    52,845
INTEREST EXPENSE:
Contractual............    55,269
Amortization of
 deferred financing
 costs.................     3,541
                         --------
                           58,810
General and
 administrative........     6,107
                         --------
Income before
 extraordinary items
 and dividends on
 preferred units.......    79,173
Dividends on preferred
 units.................   (24,581)
                         --------
Net Income before
 extraordinary items...  $ 54,592
                         --------
                         --------
Income per Class A
 unit..................  $    .92
                         --------
                         --------
Weighed average Class A
 units.................    59,117
                         --------
                         --------

                     HIGHWOODS /FORSYTH LIMITED PARTNERSHIP

   NOTES TO PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1996

1. BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed combining statement of operations is presented as if the following transactions had been consummated on January 1, 1996:

     (a.) the acquisition of 70 properties and the business operations of Crocker Realty Trust, Inc. and its affiliates (the "Crocker Transaction");

     (b.) the acquisition of seven properties and 18 acres of development land, a 103,000-square foot suburban office development project and the business operations of Eakin & Smith, Inc. (collectively, the "Eakin & Smith Transaction");

     (c.) the Operating Partnership's 1996 offerings including: (i) $100 million of 6 3/4% Notes due December 1, 2003 and $110 million of 7% Notes due December 1, 2006, (ii) 2,250,000 Common Units issued to the Company in exchange for the net proceeds received by the Company upon the sale of 2,250,000 shares of Common Stock at $29.50 per share and (iii) 1,093,577 Common Units issued to the Company in exchange for the net proceeds received by the Company upon the sale of 1,093,577 shares of Common Stock at prices of $29.16, $29.01, and $28.86 for 137,198,
          344,753 and 611,626 shares, respectively, (collectively, the "1996 Offerings");

     (d.) the completion of the Anderson and Century Center Transactions,

     (e.) the completion of the Other Offerings;

     (f.) the completion of the Merger;

     (g.) the completion of the 1997 Pending Acquisitions;

     (h.) the completion of the Preferred Stock Offering;

     (i.) the completion of the Common Stock Offering;

     (j.) the completion of the Acquired Properties;

     (k.) the completion of the Other Acquired Properties;

     (l.) the completion of the MOPPRS and Debt Offering; and

     (m.) the completion of the 1998 Common Stock Offering

     This unaudited pro forma condensed combining statement of operations should be read in conjunction with the pro forma condensed combining balance sheet of the Operating Partnership as of September 30, 1997, the consolidated financial statements and related notes of the Operating Partnership included in its Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited financial statements and related notes of the Operating Partnership included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 and the financial statements and related notes of Associated Capital Properties Portfolio and 1997 Pending Acquisitions included in the Operating Partnership's Current Report on Form 8-K dated October 1, 1997 (as filed with the Securities and Exchange Commission on October 16,
1997).

     The pro forma condensed combining statement of operations is unaudited and is not necessarily indicative of what the Operating Partnership's actual results would have been had the aforementioned transactions actually occurred on January 1, 1996 nor does it purport to represent the future operating results of the Operating Partnership.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

     (a.) Represents the Operating Partnership's historical statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1996.

     (b.) Reflects the historical operations of Crocker Realty Trust, Inc.
          adjusted on a pro forma basis for interest expense, depreciation expense and other items, for the period of time during 1996 prior to its acquisition by the Operating Partnership.

     (c.) Reflects the historical operations of Eakin & Smith, adjusted on a pro forma basis for interest expense, depreciation expense and other items, for the period of time during 1996 prior to its acquisition by the Operating Partnership.

     (d.) Reflects the pro forma effects of the 1996 Offerings.

     (e.) Reflects the historical statement of operations of Century Center and Anderson Properties for the year ended December 31, 1996, adjusted on a pro forma basis for interest expense, depreciation expense and other items.

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

        NOTES TO PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                            (UNAUDITED) -- CONTINUED

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS -- Continued

     (f.) Reflects the estimated interest expense savings on $127.5 million of the Lines of Credit and $63.1 million of other loans repaid with the proceeds of the Other Offerings and the dividends incurred on the Operating Partnership's Series A Preferred Units.

     (g.) Represents the historical revenues and operating expenses of the ACP Portfolio, for the year ended December 31, 1996, the historical statement of operations from January 1, 1996 to the date of acquisition of the properties that were acquired by ACP in 1996 and the historical statement of operations for the 12 months ended December 31, 1996 of the properties that were acquired by ACP in 1997. These amounts have been adjusted on a pro forma basis for incremental revenue related to owner-occupied buildings, interest expense and depreciation expense related to the ACP Portfolio and the 1997 Pending Acquisitions.

     (h.) Reflects the historical revenues and operating expenses of 1997 Pending Acquisitions for the year ended December 1996.

     (i.) Represents the estimated interest expense savings on $166.9 million of the Lines of Credit repaid with the proceeds of the Preferred Stock Offering.

     (j.) Represents the 8% dividend on the Series B Preferred Units issued to the Company in exchange for the net proceeds of the Preferred Stock Offering.

     (k.) Represents the estimated interest expense savings on $273.1 million of the Lines of Credit repaid with the net proceeds of the Common Stock Offering.

     (l) Reflects the historical revenues and operating expenses of Acquired Properties for the year ended December 31, 1996.

     (m) Reflects the historical revenues and operating expenses of the Other Acquired Properties for the year ended December 31, 1996.

     (n.) Represents the estimated interest expense on the $100 million of MOPPRS due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008 (at an assumed rate of 6.92%) offset by the interest expense savings on the $201.4 million of the Lines of Credit repaid with the proceeds of the MOPPRS and Debt Offering.

     (o.) Represents the amortization of the deferred financing costs associated with the MOPPRS and Debt Offering, straight-line over the terms of the securities offset by the amortization of the $3.0 million MOPPRS premium paid by the remarketing dealer, using the effective interest method over the term of the securities.

     (p.) Represents the estimated interest expense savings on $30.8 million of the Lines of Credit repaid with a portion of the net proceeds of the 1998 Common Stock Offering.

     (q.) Represents the incremental operating expenses to be incurred by the Operating Partnership upon completion of the Acquired Properties and the Other Acquired Properties.

     (r.) Represents the net adjustment of depreciation expense for Acquired Properties and Other Acquired Properties based upon an assumed allocation of the purchase price to land, buildings and development in process. Building depreciation is computed on a straight-line basis using an estimated life of 40 years.

     (s.) Represents the net adjustment to interest expense to reflect interest costs on $219.4 million in borrowings under the Lines of Credit at an assumed rate of 6.87% capped (the effective interest rate based on a 30-day LIBOR rate of 5.87% plus 100 basis points) and $31.0 million in assumed debt at a weighted average interest rate of 8.33%.